SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Item 1.01           Entry into a Material Definitive Agreement.

On October 1, 2004, Amendment No. 3 to Loan and Security Agreement (the "Third Amendment") was entered into by and among ICO Polymers North America, Inc. and Bayshore Industrial, L.P. (f/k/a Bayshore Industrial, Inc.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc., ICO Technology, Inc., Bayshore Industrial LP, L.L.C., and Bayshore Industrial GP, L.L.C., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Congress Financial Corporation (Southwest) ("Congress Financial"), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The Third Amendment amends the Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc. (n/k/a ICO Worldwide, L.P.), Wedco, Inc. (n/k/a ICO Polymers North America, Inc.) and Bayshore Industrial, Inc. (n/k/a Bayshore Industrial, L.P.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Congress Financial (the "Loan and Security Agreement," filed as Exhibit 10.1 to Form 8-K dated April 10, 2002), which Loan and Security Agreement established the Company’s domestic revolving credit facility with Congress Financial, and has been amended by Amendment No. 1 to Loan and Security Agreement dated September 9, 2002, by and among the parties referenced in the preceding sentence (filed as Exhibit 10.1 to Form 8-K dated September 9, 2002), and Amendment No. 2 to Loan and Security Agreement dated August 26, 2004, by and among the referenced parties (filed as Exhibit 10.1 to Form 8-K dated August 26, 2004).

Congress Financial’s consent to the conversion of Bayshore Industrial, Inc. into Bayshore Industrial, L.P. is among the provisions in the Third Amendment. Additional amendments to the Loan and Security Agreement effectuated by the Third Amendment include Bayshore Industrial, L.P.’s agreement to be bound by the terms, conditions, and covenants of the Loan and Security Agreement with the same force and effect as if Bayshore Industrial L.P. had originally executed and been an original Borrower party signatory to the Loan and Security Agreement, and the agreements of the general and limited partners of Bayshore Industrial, L.P. to execute guarantee agreements guaranteeing Bayshore Industrial, L.P.’s obligations under the Loan and Security Agreement.

Item 9.01           Financial Statements and Exhibits.

(c)        Exhibits

Exhibit         Description

10.1	Amendment No. 3 to Loan and Security Agreement, dated August 26, 2004, by and among ICO Polymers North America, Inc. and Bayshore Industrial, L.P. (f/k/a Bayshore Industrial, Inc.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc., ICO Technology, Inc., Bayshore Industrial LP, L.L.C., and Bayshore Industrial GP, L.L.C., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Congress Financial Corporation (Southwest).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           ICO, INC.

Date: October 7, 2004

By:	/s/ Jon C. Biro
Name: Title:	Jon C. Biro Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

10.1	Amendment No. 3 to Loan and Security Agreement, dated August 26, 2004, by and among ICO Polymers North America, Inc. and Bayshore Industrial, L.P. (f/k/a Bayshore Industrial, Inc.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc., ICO Technology, Inc., Bayshore Industrial LP, L.L.C., and Bayshore Industrial GP, L.L.C., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Congress Financial Corporation (Southwest).